UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

Solei Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55987	20-1801530
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

206 N. Washington Street, Suite 100, Alexandria, VA 22314

(address of principal executive offices) (zip code)

(844) 726-6965

(registrant’s telephone number, including area code)

 _________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)(2) On January 29, 2010, we engaged the accounting firm of Rosenberg Rich Baker Berman, P.A. (RRBB) as our independent accountants to audit our financial statements for the year ended December 31, 2019, in place of our former accountants, Farber Hass Hurley LLP, which resigned on January 6, 2020, as reported in Form 8-K filed with the Commission on January 13, 2010.

During our two most recent fiscal years and to the date of this Report, we did not consult RRBB, and no person consulted RRBB on our behalf, regarding either:

(i)	The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that RRBB concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue;

or

(ii)	Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

We have requested RRBB to review the disclosure required by Item 304(a) of Regulation S-K as set forth in this Report before it is filed with the Commission and provided RRBB the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of its views, or the respects in which it does not agree with the statements made by us in response to Item 304(a). We have been advised by RRBB that no such letter is required.

(d) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2020	Solei Systems, Inc.

	By:	/s/ Charles O. Scott
Name: Charles O. Scott
Title: CEO